                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20459



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 1996



                            POWELL INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEVADA                         0-6050                  88-0106100
(STATE OR OTHER JURISDICTION         (COMMISSION FILE            (IRS EMPLOYER
      OF INCORPORATION)                   NUMBER)               IDENTIFICATION
                                                                       NO.)


                    8550 MOSLEY DRIVE, HOUSTON, TEXAS  77075
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 713/944-6900

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            On July 26, 1996, U.S. Turbine Corp., a wholly-owned subsidiary of Powell Industries, Inc. (the "Registrant"), sold substantially all of its business and assets to Rolls-Royce Acquisition Corp., for consideration in the form of assumption by the buyer of certain obligations and liabilities of U.S. Turbine Corp., plus cash of approximately $3.5 million and a deferred obligation of $1 million, subject to certain adjustments. Such consideration was determined based on the net book value of the assets sold, subject to certain adjustments. Other than such transacation, the purchaser does not have any material relationship with the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (b)  Pro forma financial information.

                 It is impracticable to provide at this time the pro forma financial information required pursuant to Article II of Regulation S-X; therefore all required financial information will be filed with the Commission no later than September 14, 1996 in the Registrant's report on Form 10-Q for the quarter ending July 31, 1996. The financial reports will be restated for the discontinued operations for all periods reported.

            (c)  Exhibits.

                 2.1 Asset Purchase Agreement dated as of June 20, 1996 by and between Rolls-Royce North America, Inc. and Rolls-Royce Acquisition Corp. and U.S. Turbine Corp. and Powell Industries, Inc., without Schedules and Exhibits thereto - such Schedules and Exhibits are listed on the last page of this exhibit. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon request.

                 2.2 First Amendment to Asset Purchase Agreement dated July 26, 1996, without Schedules and Exhibits thereto
                          - such Schedules and Exhibits are listed in this exhibit. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  POWELL INDUSTRIES, INC.


                                  By:     /s/ J. F. Ahart
                                       ----------------------------------------
                                          J. F. Ahart, Vice President,
                                          Chief Financial Officer,
                                          Secretary, and Treasurer

DATE:    August 8, 1996

                                EXHIBIT INDEX


EXHIBIT
NUMBER                           DESCRIPTION
- ------                           -----------
  2.1            Asset Purchase Agreement dated as of June 20, 1996 by and
                 between Rolls-Royce North America, Inc. and Rolls-Royce
                 Acquisition Corp. and U.S. Turbine Corp. and Powell
                 Industries, Inc., without Schedules and Exhibits thereto -
                 such Schedules and Exhibits are listed on the last page of this exhibit.  The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon request.

  2.2            First Amendment to Asset Purchase Agreement dated July 26,
                 1996, without Schedules and Exhibits thereto - such Schedules and Exhibits are listed in this exhibit. The Registrant agrees to furnish supplementally a copy of any omitted
                 Schedule or Exhibit to the Securities and Exchange Commission upon request.
